1933 Act File No. 033-13019
                                                     1940 Act File No. 811-05083


                        VAN ECK WORLDWIDE INSURANCE TRUST
                         WORLDWIDE ABSOLUTE RETURN FUND

                Supplement dated December 26, 2006 ("Supplement")
            to the Prospectus and Statement of Additional Information
                                Dated May 1, 2006

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information ("SAI") for Worldwide Insurance Trust (the "Trust") regarding the Worldwide Absolute Return Fund (the "Fund"), a series of the Trust. You may obtain copies of the Trust's Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The purpose of this Supplement is to provide you with information about (i) the termination of one of the sub-advisers to the Fund, (ii) the appointment of a new sub-adviser to the Fund, and (iii) certain changes to the Fund's investment strategies. You should read this Supplement in conjunction with the Prospectus and the SAI and retain it for future reference. The information contained in this Supplement replaces and supersedes any information currently contained in the Prospectus and the SAI with respect to the subject matter discussed herein. Specifically, this Supplement updates the substance of the sections of the Prospectus entitled "Principal Investment Strategies", "The Sub-Advisers", "Absolute Return Strategies", "Additional Investment Strategies", "Management of the Fund" and "Portfolio Managers", and the sections of the SAI entitled "Investment Advisory Services", "Portfolio Managers", "Portfolio Manager Compensation", "Portfolio Manager Share Ownership" and "Other Accounts Managed by the Portfolio Managers".

1.       TERMINATION OF SUB-ADVISER

Effective December 13, 2006, the sub-advisory agreement with Gartmore Mutual Fund Capital Trust ("Gartmore") was terminated by Van Eck Associates Corporation, the Adviser to the Fund (the "Adviser"), and Gartmore. Accordingly, all references to Gartmore in the Prospectus and the SAI are deleted.

2.       APPOINTMENT OF A NEW SUB-ADVISER TO THE FUND

On December 26, 2006, the Adviser entered into a sub-advisory agreement with Lazard Asset Management LLC ("LAM"). The sub-advisory agreement with LAM was entered into in accordance with the terms of an exemptive order (the "Exemptive Order") obtained by the Trust and the Adviser from the Securities and Exchange Commission, under which the Adviser is permitted, subject to supervision and approval of the Trust's Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval, subject to the approval of the Trust's Board of Trustees.

On December 6, 2006, the Board of Trustees of the Trust, comprised solely of Trustees who are not "interested persons" of the Trust or any of its series, authorized the Adviser to enter into, and approved the form of, the sub-advisory agreement with LAM. The new sub-advisory agreement with LAM is substantially the same as the sub-advisory agreements between the

Adviser and the other sub-advisers to the Fund. An Information Statement providing notice of the new sub-advisory agreement between the Adviser and LAM will be mailed to shareholders of the Fund within 90 days of the effective date of the new sub-advisory agreement.

Effective December 26, 2006 LAM will join Analytic Investors, Inc. as an active sub-adviser to the Fund and will manage a portion of the Fund's assets. In addition to LAM and Analytic Investors, Inc., the Fund currently has sub-advisory agreements with three additional sub-advisers which do not manage Fund assets as of the date of this Supplement: AXA Rosenberg Investment Management LLC, Martingale Asset Management, L.P. and PanAgora Asset Management, Inc.

LAM will manage the portion of the Fund's assets allocated to it according to its global asset allocation investment strategy. The global asset allocation strategy seeks to take advantage of broad capital market opportunities on both a long and short basis. LAM will seek to implement this strategy by investing primarily in exchange-traded funds ("ETFs") and closed-end funds. For additional information regarding ETFs and closed-end funds, and regulatory limitations applicable to investments by the Fund in shares of ETFs and closed-end funds, see section 3 below of this Supplement.

Under the sub-advisory agreement between the Adviser and LAM, the Adviser will pay LAM (from the management fee paid to the Adviser by the Fund) a fee, payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

LAM is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. LAM is an investment adviser registered with the SEC and manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $87.7 billion in assets under management as of September 30, 2006. LAM is located at 30 Rockefeller Plaza, New York, NY 10112.

         a.       PORTFOLIO MANAGERS

The portion of the Fund's assets allocated to LAM is managed by a team of portfolio managers. David Cleary, a Managing Director of LAM, is the principal person responsible for managing the Fund's assets allocated to LAM. Since 2003, Mr. Cleary has managed asset allocation products for high net worth individuals, foundations, endowments and institutions at LAM. From 1994 to 2003, Mr. Cleary served as a fixed-income portfolio manager at LAM.

         b.       PORTFOLIO MANAGER COMPENSATION

LAM's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have investment objectives, strategies, risks and fees similar to those of the Fund. Portfolio managers responsible for managing a portion of the assets of the Fund may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios. LAM compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce LAM's investment philosophy such as leadership, teamwork and mentoring.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team. Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectuses) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the LAM Equity Plan, an equity based incentive program for LAM. The plan offers permanent equity in LAM to a significant number of its professionals, including portfolio managers, and an opportunity to participate in the future growth of LAM. In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

         c.       PORTFOLIO MANAGER SHARE OWNERSHIP

As of the date of this Supplement, Mr. Cleary does not own shares of the Fund or any other mutual fund within the Van Eck family of mutual funds.

         d.       OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------------------------------------------------
                                         TOTAL ASSETS IN
                                         ACCOUNTS MANAGED    TOTAL ASSETS IN                            ACCOUNTS/ASSETS
                   NUMBER OF ACCOUNTS      WITHIN OTHER      ACCOUNTS MANAGED                            FOR WHICH THE
                     MANAGED OUTSIDE        REGISTERED         WITHIN OTHER        TOTAL ASSETS IN      ADVISORY FEE IS
NAME OF            THE VAN ECK MUTUAL       INVESTMENT      POOLED INVESTMENT      OTHER ACCOUNTS       PARTIALLY BASED
PORTFOLIO MANAGER     FUND COMPLEX          COMPANIES            VEHICLES              MANAGED           ON PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
David Cleary          176 Accounts          0 Accounts          7 Accounts       169 Accounts                0 Accounts
                     $254.5 million             $0            $45.7 million     $208.8 million                   $0
--------------------------------------------------------------------------------------------------------------------------

         e.       MATERIAL CONFLICTS RELATED TO MANAGEMENT OF SIMILAR ACCOUNTS

LAM's portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. LAM manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. LAM manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), LAM has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of LAM's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as LAM may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as LAM may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of LAM. In addition, LAM could be viewed as having a conflict of interest to the extent that LAM and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund. Although LAM does not track each individual portfolio manager's time dedicated to each account, LAM periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the particular portion of the Fund's assets for which he or she is responsible.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Although Mr. Cleary does not currently manage any accounts with respect to which the advisory fee is based on the performance of the account, other portfolio managers employed by LAM manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by LAM may also be permitted to sell securities short. However, LAM currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

When LAM engages in short sales of securities of the type in which the Fund invests, LAM could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. LAM has procedures in place to address these potential conflicts of interest.

3.       CHANGES TO THE FUND'S INVESTMENT STRATEGIES

On page 2 of the Prospectus, the following replaces the second paragraph under "Principal Investment Strategies":

         "The Fund may invest in securities issued by other investment companies, including open end and closed end funds and exchange traded funds ("ETFs"), subject to applicable limitations under the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a "Van Eck Investment Company"). However, in no event will a Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

         Generally, under the 1940 Act, the Fund may not acquire shares of other investment companies (including ETFs) if, immediately after the acquisition (i) the Fund's investment in shares of any one investment company would be more than 5% of the total assets of the Fund, (ii) more than 10% of the Fund's total assets would be invested in investment companies; or (iii) the Fund would hold more than 3% of the outstanding shares of any one investment company. However, Section 12(d)(1)(F) of the 1940 Act permits the Fund to invest in investment companies (including ETFs) in excess of the limits described above, as long as the Fund and all of its affiliated persons (including the Adviser and other funds and accounts managed by the Adviser), do not acquire more than 3% of the total outstanding stock of any investment company, and provided further that the Fund complies with certain proxy voting requirements. In addition, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.

         An ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. ETFs will be selected based on their ability to offer specific sector and style exposure in a cost efficient manner.

         Investments in the securities of other investment companies involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations. To eliminate the duplication of fees, the Adviser will offset the advisory fee it charges to the Fund investing in another Van Eck Investment Company by the amount it collects as an advisory fee from the Van Eck Investment Company as a result of the Fund's investment.



On page 4 of the Prospectus, the seventh paragraph is deleted.

On page 16 of the Prospectus, the paragraph under the heading "Other Investment Companies", subheading "Definition", is deleted.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE